Virtus Mid-Cap Growth Fund,

a series of Virtus Equity Trust

Supplement dated September 10, 2010 to the Prospectus dated July 31, 2010 and to the Statement of Additional Information (“SAI”) dated July 31, 2010

IMPORTANT NOTICE TO INVESTORS OF VIRTUS MID-CAP GROWTH FUND

The Board of Trustees of the Virtus Equity Trust (the “Board”), on behalf of the Virtus Mid-Cap Growth Fund, has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) relating to the proposed combination of the Virtus Mid-Cap Growth Fund, a series of the Virtus Equity Trust, with and into the Virtus Mid-Cap Core Fund, also a series of the Virtus Equity Trust.

Merging Fund	Surviving Fund
Virtus Mid-Cap Growth Fund	Virtus Mid-Cap Core Fund

Pursuant to the Agreement, the Virtus Mid-Cap Growth Fund will transfer all or substantially all of its assets to the Virtus Mid-Cap Core Fund in exchange for shares of the Virtus Mid-Cap Core Fund and the assumption by the Virtus Mid-Cap Core Fund of all liabilities of the Virtus Mid-Cap Growth Fund. Following the exchange, the Virtus Mid-Cap Growth Fund will distribute the shares of the Virtus Mid-Cap Core Fund to its shareholders pro rata, in liquidation of the Virtus Mid-Cap Growth Fund.

The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of the Virtus Mid-Cap Growth Fund. It is currently anticipated that these matters will be submitted for shareholder approval during the fourth quarter of 2010. Additional information about the reorganization, as well as information about the Virtus Mid-Cap Core Fund, will be distributed to shareholders of the Virtus Mid-Cap Growth Fund in the form of a Prospectus/Proxy Statement.

On or about December 3, 2010, all Class B Shares of the Virtus Mid-Cap Growth Fund will be converted to Class A Shares of said Fund. Shareholders holding Class B Shares at the time of the conversion will receive Class A Shares having an aggregate net asset value equal to the aggregate net asset value of their Class B Shares immediately prior to the conversion. This conversion will take place whether or not the proposed reorganization has been approved by shareholders. Assuming shareholder approval of the proposed reorganization, affected shareholders will then receive Class A Shares of the Virtus Mid-Cap Core Fund as a result of the reorganization.

Investors should retain this supplement with the Prospectus and Statement of

Additional Information for future reference.

VET 8019/MCGF Merger (9/10)